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                                                                    Exhibit 99.2

                   STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL
                    OFFICER REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Mark E. Brown, Senior Vice President and Chief Financial Officer of Whirlpool Corporation, state and attest that:

       (1) To the best of my knowledge, based upon a review of the covered reports of Whirlpool Corporation, and, except as corrected or supplemented in a subsequent covered report:

           . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it is filed).

       (2) I have reviewed the contents of this statement with the Company's audit committee.

       (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

..  Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2001 of
   Whirlpool Corporation filed with the Securities and Exchange Commission on March 5, 2002 (Commission file number 1-3932);

..  Quarterly Reports on Form 10-Q of Whirlpool Corporation filed with the
   Commission on April 25, 2002 and July 29, 2002; Current Reports on Form 8-K of Whirlpool Corporation filed with the Commission on February 8, 2002, February 28, 2002, and April 22, 2002; and the definitive proxy materials of Whirlpool Corporation filed with the Commission on March 8, 2002.

      /s/ Mark E. Brown                              Subscribed and sworn to
      Mark E. Brown                                  before me this 5/th/ day of
      August 5, 2002                                 August, 2002
                                                     in Berrien County, Michigan
                                                     /s/ Betty J. Ulery
                                                     Betty J. Ulery
                                                     Notary Public

                                                     My Commission Expires:
                                                     December 6, 2003